AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D

                     SUPPLEMENT DATED OCTOBER 14, 1996 TO
                 PROSPECTUS DATED MAY 1, 1996 AND JULY 1, 1996


I. The fourth paragraph under the Section entitled "CONTRACT ISSUANCE AND PURCHASE PAYMENTS" states that we reserve the right to transfer to the Global Money Division the account value of any Division that falls below $500. This right does not apply to the Account Value of a Division that falls below $500 immediately following a transfer under the Sierra Asset Management Program, which is described under the Section entitled "TRANSFER, SURRENDER AND PARTIAL WITHDRAWAL OF OWNER ACCOUNT VALUE."

II.  Regarding  the  Section   entitled   "TRANSFER,   SURRENDER  AND  PARTIAL
     WITHDRAWAL OF OWNER ACCOUNT VALUE - Transfers":

     1. The minimum value requirements stated in the second paragraph do not apply to transfer requests we receive in conjunction with the Sierra Asset Management Program; and

     2. The minimum Variable Account Value required for acceptance into the Sierra Asset Management Program is $10,000 (instead of $40,000 as stated in the sixth paragraph).